SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2003

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Del Monte Foods Company Press Release dated May 16, 2003

99.2	Goldman Sachs 2003 Global Consumer Products Conference dated May 21, 2003

99.3	Reconciliation of Non-GAAP Financial Measures dated May 21, 2003

ITEM 9. REGULATION FD DISCLOSURE.

     This information furnished under “Item 9. Regulation FD Disclosure” is provided under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On May 16, 2003, Del Monte Foods Company (the “Company”) issued a press release providing financial targets for its 2004 fiscal year. On May 21, 2003, Goldman Sachs is expected to webcast a Company presentation to analysts and investors. The presentation is expected to be made at the Golden Sachs 2003 Global Consumer Products Conference. The webcast is expected to include discussions of the Company’s results of operations using certain non-GAAP financial measures.

     The Company’s pro forma results of operations for the three and nine months ended January 29, 2003, as well as the comparable periods for fiscal 2002, included in the presentation are presented assuming the acquisition by the Company of certain businesses from the H. J. Heinz Company occurred on the first day of the applicable period. The acquisition actually closed on December 20, 2002. The adjustments to the pro forma results of operations excluded certain expenses related to the acquisition and integration of the businesses, and certain non-comparable period gains and losses. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures should not be considered as an alternative to measures that are determined in accordance with accounting principles generally accepted in the United States (GAAP).

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the presentation, dated May 21, 2003, is attached hereto as Exhibit 99.2 and incorporated herein by reference. The reconciliation of the non-GAAP financial measures presented during the webcast to the most directly comparable GAAP financial measures is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

2

     Management believes that these non-GAAP financial measures assist investors who are interested in understanding the Company’s performance by excluding infrequently occurring items. These non-GAAP financial measures are intended to enhance the comparability of operating results only.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this amendment to current report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: May 21, 2003	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary

3

EXHIBIT INDEX

99.1	Del Monte Foods Company Press Release dated May 16, 2003

99.2	Goldman Sachs 2003 Global Consumer Products Conference dated May 21, 2003

99.3	Reconciliation of Non-GAAP Financial Measures dated May 21, 2003

4